Prospectus supplement dated July 25, 2019
to the following prospectus(es):
Monument Advisor NY prospectus dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are hereby made to the prospectus:
(1)	At a meeting held on January 29, 2019, the Board of Directors of Lord Abbett Series Fund, Inc. approved a plan of liquidation (the "Plan of Liquidation") pursuant to which the Lord Abbett Series Fund, Inc. - International Opportunities Portfolio (the "Fund") will be liquidated and dissolved. The liquidation is expected to occur on or about July 31, 2019 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
•	Effective on or about July 1, 2019, the Fund will no longer be available for purchase or exchanges by new investors. Shareholders of the Fund may continue to make additional purchases and reinvest dividends and capital gains into their existing accounts up until the Liquidation Date.
•	At any time before the Liquidation Date, shareholders may redeem their shares at the NAV of such shares pursuant to the procedures set forth in the prospectus.
•	On or about the Liquidation Date, the assets of the Fund will be transferred to the Nationwide Variable Insurance Trust – NVIT Government Money Market Fund (the "Acquiring Fund") and the Fund will be dissolved.
•	On or about the Liquidation Date, any and all references in the prospectus to the Fund are deleted and replaced with the Acquiring Fund.
(2)	The Expenses section of the prospectus is amended as follows:
NOTE: If Contract Value is allocated to one or more Waiver Sub-accounts, the waiver of the Subscription Fee will only apply if on the day the Subscription Fee would be levied, the total allocation to the Nationwide Variable Insurance Trust – Nationwide VIT Government Money Market is equal to or less than 10% of the total Contract Value. If on such date the total allocation to the Nationwide Variable Insurance Trust – Nationwide VIT Government Money Market is greater than 10% of the total Contract Value, the $20 per month Subscription Fee will apply for that month.
PROS-2019-284
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